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                                                                    Exhibit 3.31

                            CERTIFICATE OF FORMATION
                                       OF
                    ALLIANT ENGINEERED ENERGETICS COMPANY LLC

            This Certificate of Formation of Alliant Engineered Energetics Company LLC (the "Company") is executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (the "Act").

            1. The name of the Company is Alliant Engineered Energetics Company LLC.

            2. The address of the registered office of the Company in the State of Delaware is The Corporation Trust Company, located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            3. The name and address of the registered agent for service of process on the Company in the State of Delaware is The Corporation Trust Company, located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 11th day of March, 1999.


                                                     /s/ Charles H. Gauck
                                                ------------------------------
                                                Charles H. Gauck

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                            CERTIFICATE OF AMENDMENT

                                       OF

                    ALLIANT ENGINEERED ENERGETICS COMPANY LLC

1. The name of the limited liability company is Alliant Engineered Energetics Company LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

       The name of the limited liability company is hereby amended to be:

                      Alliant Missile Products Company LLC

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Alliant Engineered Energetics LLC this 15th day of March, 1999.


                                           /s/ Charles H. Gauck
                                  ------------------------------------------
                                  Charles H. Gauck, Secretary of Sole Member
                                           Alliant Techsystems Inc.


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                            CERTIFICATE OF AMENDMENT

                                       OF

                      ALLIANT MISSILE PRODUCTS COMPANY LLC





      1. The name of the limited liability company is Alliant Missile Products Company LLC.

      2. The Certificate of Formation of the limited liability company is hereby amended as follows:

      The name of the limited liability company is hereby amended to be:

            ATK Tactical Systems Company LLC

      3. This Certificate of Amendment shall be effective on August 1, 2001.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Alliant Missile Products Company LLC this 20th day of July, 2001.




                                       /s/ Ann D. Davidson
                                    --------------------------------------------
                                       Ann D. Davidson
                                       Assistant Secretary of Sole Member
                                       Alliant Propulsion and Composites LLC